SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	December 11, 2003

IMAGEMAX, INC.

(Exact Name of Registrant as Specified in Charter)

Pennsylvania	0-23077	23-2865585

(State or Other Jurisdiction of Incorporation or Organization)	(Commission file number)	(I.R.S. Employer Identification Number)

455 Pennsylvania Avenue, Suite 200, Fort Washington, Pennsylvania	19034

(Address of Principal Executive Offices)	(Zip Code)

(215) 628-3600
(Registrant’s telephone number, including area code)

Item 5.      Other Events.

     ImageMax, Inc., a Pennsylvania corporation (the “Company”), is currently in default (the “Default”) under the Amended and Restated Credit Agreement, dated as of June 13, 2002, as amended by the First Amendment to Credit Agreement dated as of December 23, 2002, and as further amended by the Second Amendment to Credit Agreement dated as of April 11, 2003 (the “Credit Agreement”) among Commerce Bank, N.A. and FirsTrust Bank (the “Lenders”), the Company and ImageMax of Delaware, Inc., a Delaware corporation and wholly-owned subsidiary of the Company (the “Subsidiary”). The Company entered into a Forbearance Agreement (the “Original Agreement”) among the Company, the Subsidiary and the Lenders with respect to the Default, which was amended by a First Amendment to Forbearance Agreement effective as of September 30, 2003 (together with the Original Agreement, the “Forbearance Agreement”). As more fully set forth in the attached press release which is incorporated herein by reference, effective as of December 11, 2003, the Company entered into a Second Amendment to Forbearance Agreement (the “Amendment”) among the Company, the Subsidiary and the Lenders.

     Pursuant to the Amendment, the Lenders agreed to (i) continue to forbear from exercising their rights under the Credit Agreement with respect to the Default, (ii) extend the period of forbearance until March 31, 2004, (iii) expand the Company’s borrowing availability on the revolving line of credit provided pursuant to the Credit Agreement by approximately $100,000 and (iv) extend the maturity on the revolving line of credit under the Credit Agreement from January 15, 2004 until March 31, 2004, in consideration for and upon the satisfaction of certain conditions set forth in the Amendment, including, without limitation, (a) the consummation of a $500,000 working capital financing (the “Loan”) provided by TDH III, L.P., LVIR Investor Group, LP and Robert E. Drury (the “Investors”) to the Company, (b) the exercise by the Investors of the Warrants dated June 13, 2002 (the “Warrants”) for 8,400,000 shares (the “Warrant Shares”) of Common Stock of the Company, (c) the appointment of J.B. Doherty as Chairman of the Board of Directors of the Company and the Chief Executive Officer of the Company and the Subsidiary and (d) the payment of a $7,500 forbearance fee to the Lenders as well as the payment of all unpaid legal fees of counsel to the Lenders.

     In connection with the Amendment, the Company and the Lenders executed a Third Amendment to Amended and Restated Subordination Agreement (the “Third Amendment”), which amends that certain Amended and Restated Subordination Agreement dated June 13, 2002 among the Company and the Lenders, as amended. The Third Amendment permits, among other things, the exercise of the Warrants.

     In connection with the Loan, the Company entered into a Subordinated Loan and Amendment Agreement (the “Loan Agreement”) with the Investors. Pursuant to the Loan Agreement, the Investors (i) made the Loan to the Company, (ii) extended the date for maturity of the Company’s existing indebtedness to the Investors to April 30, 2004, and (iii) exercised the Warrants, in consideration for and upon the satisfaction of certain conditions set forth in the Loan Agreement, including, without limitation, (a) the appointment of J.B. Doherty as Chairman of the Board of Directors of the Company and the Chief Executive Officer of the Company and the Subsidiary, (b) the execution of a Security Agreement providing a security interest in property of the Company which is junior to that of the Lenders’ security interest in such property, (c) the execution of a Mortgage and Security Agreement granting a third priority mortgage in favor of the Investors with respect to the Company’s Chesterton, Indiana property and (d) the execution of Secured Subordinated Promissory Notes in the aggregate principal amount of $500,000, at an interest rate equal to nine percent (9%) per annum in favor of the Investors.

     As of the issuance of the Warrant Shares to the Investors, the Investors will hold, and control the voting power of, more than 50% of the issued and outstanding Common Stock of the Company. The Company did not receive any cash proceeds from the exercise of the Warrants or the issuance of the Warrant Shares. Pursuant to the terms of the Warrants, the Investors executed non-recourse promissory notes (the “Notes”) in favor of the Company in the principal amount of $537,600, which is 80% of the average of the reported closing bid and asked prices of one share of Common Stock of the Company as of the close of business on the date of closing, December 10, 2003, multiplied by the number of Warrant Shares. The Notes are secured by a pledge of the Warrant Shares in favor of the Company pursuant to Pledge Agreements between the Company and each Investor.

     In connection with the appointment of Mr. Doherty as the Chief Executive Officer of the Company and the Subsidiary, Mark P. Glassman was named the Company’s President and Chief Operating Officer of the Company and the Subsidiary. In connection with the change of Mr. Glassman’s role with the Company, the Company and Mr. Glassman executed an Amendment to Amended and Restated Employment Agreement which reflects the change in Mr. Glassman’s title.

     The brief summary of certain of the material provisions of the agreements and instruments set forth above does not purport to be complete and is qualified in its entirety by reference to the agreements and instruments filed as exhibits hereto.

     This Current Report on Form 8-K contains certain forward-looking statements that involve substantial risks and uncertainties. When used in this Current Report, the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” and similar expressions, as they relate to the Company or its management, are intended to identify such forward-looking statements. The Company’s actual results, performance, or achievements could differ materially from the results expressed in, or implied by, these forward-looking statements. Factors that could cause or contribute to such differences include those set forth in “Business–Risk Factors” as disclosed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2002 and other Company filings with the Securities and Exchange Commission, and risks associated with the results of the continuing operations of the Company. Accordingly, there is no assurance that the results in the forward-looking statements will be achieved.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

Exhibit No.	Exhibit

10.1	Third Amendment to Amended and Restated Subordination Agreement among ImageMax, Inc., ImageMax of Delaware, Inc., Commerce Bank, N.A., FirsTrust Bank, TDH III, L.P., LVIR Investment Group, LP and Robert E. Drury.

10.2	Second Amendment to Forbearance Agreement dated December 11, 2003 among ImageMax, Inc., ImageMax of Delaware, Inc., Commerce Bank, N.A. and FirsTrust Bank.

10.3	Subordinated Loan and Amendment Agreement dated December 11, 2003 among ImageMax, Inc., TDH III, L.P., LVIR Investment Group, LP and Robert E. Drury.

10.4	Form of Secured Subordinated Promissory Note.

10.5	Security Agreement dated December 11, 2003 among ImageMax, Inc., ImageMax of Delaware, Inc., TDH III, L.P., as agent.

10.6	Mortgage and Security Agreement dated December 11, 2003 executed by ImageMax, Inc. in favor of TDH III, L.P., as agent.

10.7	Amendment to Amended and Restated Employment Agreement dated December 11, 2003 between ImageMax, Inc. and Mark P. Glassman.

10.8	Form of Non-Recourse Promissory Note.

10.9	Form of Pledge Agreement.

99.1	Press Release dated December 11, 2003.

SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Date:	December 11, 2003	IMAGEMAX, INC.

		By:	/s/ Mark P. Glassman

Mark P. Glassman President and Chief Operating Officer

INDEX OF EXHIBITS

Exhibit No.	Exhibit

10.1	Third Amendment to Amended and Restated Subordination Agreement among ImageMax, Inc., ImageMax of Delaware, Inc., Commerce Bank, N.A., FirsTrust Bank, TDH III, L.P., LVIR Investment Group, LP and Robert E. Drury.

10.2	Second Amendment to Forbearance Agreement dated December 11, 2003 among ImageMax, Inc., ImageMax of Delaware, Inc., Commerce Bank, N.A. and FirsTrust Bank.

10.3	Subordinated Loan and Amendment Agreement dated December 11, 2003 among ImageMax, Inc., TDH III, L.P., LVIR Investment Group, LP and Robert E. Drury.

10.4	Form of Secured Subordinated Promissory Note.

10.5	Security Agreement dated December 11, 2003 among ImageMax, Inc., ImageMax of Delaware, Inc., TDH III, L.P., as agent.

10.6	Mortgage and Security Agreement dated December 11, 2003 executed by ImageMax, Inc. in favor of TDH III, L.P., as agent.

10.7	Amendment to Amended and Restated Employment Agreement dated December 11, 2003 between ImageMax, Inc. and Mark P. Glassman.

10.8	Form of Non-Recourse Promissory Note.

10.9	Form of Pledge Agreement.

99.1	Press Release dated December 11, 2003.

The exhibits and schedules to certain of the Exhibits to this Current Report on Form 8-k are not filed herewith pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request.